FOR IMMEDIATE RELEASE

Ridgestone Financial Services, Inc.
13925 W. North Avenue
Brookfield, Wisconsin 53005
Telephone: (262) 789-1011
Contact: Paul E. Menzel, Chairman

RIDGESTONE FINANCIAL SERVICES, INC. ANNOUNCES INTENTION TO DEREGISTER
COMMON STOCK WITH THE SECURITIES AND EXCHANGE COMMISSION

Brookfield, Wisconsin, December 22, 2004 – Ridgestone Financial Services, Inc. (OTC: RFSV) today announced that it intends to file a Form 15 with the Securities and Exchange Commission (the “SEC”) on or about March 7, 2005 to deregister its Common Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company expects that deregistration of its Common Stock will become effective 90 days after the date of filing of the Form 15 with the SEC.

Upon filing of the Form 15, the Company’s obligation to file with the SEC certain reports and forms, including Forms 10-KSB, 10-QSB and 8-K, will immediately be suspended. In addition, following the filing of the Form 15, the Company’s Common Stock will cease to be quoted on the OTC Bulletin Board. The Company anticipates that its Common Stock will thereafter continue to be quoted on the Pink Sheets electronic quotation service, but only to the extent that market makers continue to make a market in the Common Stock. The Company can provide no assurance that trading on the Pink Sheets will continue. The Pink Sheets is an electronic quotation service through which participating broker-dealers can make markets, and enter orders to buy and sell securities.

Paul E. Menzel, Chairman of the Board, stated, “After careful consideration of a variety of issues and factors, our Board of Directors has determined that continued registration with the SEC is no longer cost effective because of the significant increase in costs and administrative burdens associated with being a public company, particularly in light of the rules and regulations promulgated under the Sarbanes-Oxley Act of 2002. As a small company, we have not enjoyed many of the benefits traditionally associated with being a public company. Deregistration will enable management to focus more of its time and resources on implementing the Company’s business plan and to concentrate its efforts on increasing long-term value for our shareholders.” Menzel also said, “We have decided to publicly announce our intention to deregister well in advance of actually doing so, in order to provide our shareholders with an opportunity to realize liquidity on the OTC Bulletin Board for an additional period of time. While we intend to take efforts to maintain quotation of our Common Stock on the Pink Sheets, we cannot be assured that we will be able to do so.”

Notwithstanding the Company’s decision to deregister, the Company intends to continue hold annual meetings and to provide its shareholders and the interested public with unaudited financial information on a quarterly basis and audited financial statements on an annual basis while its Common Stock is quoted on the Pink Sheets. The Company also intends to update its shareholders with information about the Company through mailings and/or press releases.

Ridgestone Financial Services, Inc. is a bank holding company in Brookfield, Wisconsin. The Company is the parent company of RidgeStone Bank, a community bank with two locations. The Company’s stock is traded in the over-the-counter market and quoted on the OTC Bulletin Board under the symbol RFSV.

FOR IMMEDIATE RELEASE

Ridgestone Financial Services, Inc.
13925 W. North Avenue
Brookfield, Wisconsin 53005
Telephone: (262) 789-1011
Contact: Paul E. Menzel, Chairman

Note Regarding Forward-Looking Statements
Certain matters discussed in this press release are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the context of the statement will include words such as the Company “believes,” “anticipates,” “expects,” or other words of similar import. Similarly, statements that describe the Company’s future plans, objectives, goals, and performance or operating expectations are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those contemplated in the forward-looking statements. Such risks include, among others (i) unanticipated issues that could prevent the Company from deregistering its Common Stock; (ii) failure to have at least one market maker continue to make a market in the Company’s Common Stock on the Pink Sheets following deregistration; (iii) becoming subject to the Exchange Act in the future due to the filing of a registration statement by the Company pursuant to the Securities Act of 1933 or there being a significant increase in shareholders of record of the Common Stock at some point in the future; and (iv) economic factors, legislative enactments or regulatory changes which adversely affect the business of the Company and/or RidgeStone Bank. Shareholders, potential investors and other readers are urged to consider these factors in evaluating the forward-looking statements. The forward-looking statements included herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.